UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                February 25, 1998
                                (Date of report)




                             HomeSide Lending, Inc.
             (Exact name of registrant as specified in its charter)

         Florida                       1-12979                  59-2725415
(State or other jurisdiction     Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   7301 Baymeadows Way, Jacksonville, FL 32256
               (Address of principal executive offices) (Zip Code)

                                 (904) 281-3000
              (Registrant's telephone number, including area code)

Item 1.  Change in Control of Registrant

     HomeSide Lending, Inc. ("HomeSide Lending") is a wholly-owned subsidiary of HomeSide Holdings, Inc. which is a wholly-owned subsidiary of HomeSide, Inc. (the "Parent"). HomeSide Lending is the primary operating subsidiary of the Parent. On February 10, 1998, National Australia Bank Limited ("NAB") acquired 43,472,568 shares of common stock (the "Shares") of the Parent. As consideration for the Shares, NAB paid $27.825 per share or a total of approximately $1.2 billion. NAB paid for the purchase with available funds. Following the transaction described above (the "Merger), NAB now owns 100% of the Parent's common stock and the Parent became an indirect wholly-owned subsidiary of NAB.




Item 7.  Unaudited Consolidated Pro Forma Financial Information


     The unaudited pro forma consolidated financial information set forth below, which is based upon management's assumptions and includes adjustments as described in the notes which follow, should be read in conjunction with the historical financial statements and notes of the Registrant. The pro forma adjustments are based on preliminary estimates and are subject to change as these estimates are finalized. The Unaudited Pro Forma Balance Sheet set forth below gives effect to the Merger as though such transaction occurred as of November 30, 1997, while the Unaudited Pro Forma Consolidated Income Statements set forth below gives effect to the Merger as though the transaction occurred at the beginning of the periods presented. The unaudited pro forma consolidated financial information does not include the effects, if any, of changes in debt and stockholder's equity which may occur following the Merger. The unaudited pro forma consolidated financial information does not purport to represent the results that actually would have occurred if the Merger had in fact occurred on such date or to project the results that may be achieved in the future.




                                                   HomeSide Lending, Inc.
                                                    Unaudited Pro Forma
                                                 Consolidated Balance Sheet
                                                     November 30, 1997
                                                   (dollars in millions)

                                                                                                     Pro Forma
                                                                                Historical (a)     Adjustments (b)     Pro Forma
                                                                                ---------------    ---------------   ---------------
Cash and cash equivalents                                                       $         16.6     $        -        $         16.6
Mortgage loans held for sale, net                                                        984.7              -                 984.7
Mortgage servicing rights, net                                                         1,733.5              -               1,733.5
Accounts receivable, net                                                                 252.7              -                 252.7
Early pool buyout advances                                                               311.7              -                 311.7
Premises and equipment, net                                                               35.4            (7.4)(c)             28.0
Goodwill                                                                                   9.0           750.3 (d)            759.3
Other assets                                                                             149.5           (13.9)(e)            135.6
                                                                                ---------------    ---------------   ---------------
Total Assets                                                                    $      3,493.1     $     729.0       $      4,222.1
                                                                                ===============    ===============   ===============

Notes payable                                                                   $      1,732.6     $       0.6 (e)   $      1,733.2
Accounts payable and accrued liabilities                                                 140.2           112.1 (f)            252.3
Deferred income taxes                                                                    186.7           (56.9)(g)            129.8
Long-term debt                                                                           770.7            16.4 (e)            787.1
                                                                                ---------------    ---------------   ---------------
Total Liabilities                                                               $      2,830.2     $      72.2       $      2,902.4

Common Stock:
    Common  stock,  $1.00 par value,  10,000  shares  authorized  and 100 shares issued and outstanding,  all pledged as second priority collateral on the long-term debt of the Parent
Additional paid-in capital                                                               573.1           746.6 (h)          1,319.7
Retained earnings                                                                         89.8           (89.8)(h)             -
                                                                                ---------------    ---------------   ---------------
Total Stockholder's Equity                                                               662.9           656.8              1,319.7
                                                                                ---------------    ---------------   ---------------
Total Liabilities and Stockholder's Equity                                      $      3,493.1     $     729.0       $      4,222.1
                                                                                ===============    ===============   ===============

                   (consolidated footnotes on following page)




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



--------------------

(a) Reflects HomeSide Lending, Inc.'s historical unaudited consolidated balance sheet at November 30, 1997.

(b) Reflects pro forma adjustments related to the Merger as if the Merger occurred on November 30, 1997. The adjustments apply the purchase accounting adjustments required to reflect the effects of the Merger. The values of assets and liabilities have been adjusted to reflect the allocation of the purchase price. The purchase price in excess of the fair value of net assets acquired has been recorded as goodwill.

(c) Reflects the mark to market of premises and equipment as part of the allocation of the purchase price to assets and liabilities.

(d) Goodwill of $9.0 million from previous transactions has been eliminated. Goodwill of $759.3 million has been recorded in respect of the Merger.

(e) Reflects the elimination of unamortized debt issue costs of $13.9 million, mark to market of notes payable of $0.6 million and long-term debt of $16.4 million as part of the allocation of the purchase price to assets and liabilities.

(f) Reflects accrued transaction costs related to the Merger and the mark to market of certain liabilities as part of the allocation of the purchase price to assets and liabilities.

(g) Reflects the net tax effect of the changes in bases of assets and liabilities as a result of the application of purchase accounting for the Merger.

(h)    Reflects the impact of the Merger on consolidated stockholder's equity.




                                     HomeSide Lending, Inc.
                                       Unaudited Pro Forma
                                  Consolidated Income Statement
                     For the Period from March 16, 1996 to February 28, 1997
                                      (dollars in millions)


                                                          Period from                                   Pro Forma
                                                         March 16, 1996 to           Pro Forma       March 16, 1996 to
                                                       February 28, 1997 (a)     Adjustments (b)     February 28, 1997
                                                       ---------------------    -----------------    ------------------
Revenues:

Mortgage servicing fees                                $              308.9     $          -         $           308.9
Amortization of mortgage servicing rights                            (153.7)               -                    (153.7)
                                                       ---------------------    -----------------    ------------------
     Net sericing revenue                                             155.2                -                     155.2
Interest income                                                        81.5                -                      81.5
Interest expense                                                      (66.8)              4.2 (c)                (62.6)
                                                       ---------------------    -----------------    ------------------
     Net interest revenue                                              14.7               4.2                     18.9

Net mortgage origination revenue                                       66.1                -                      66.1
Other income                                                            0.6                -                       0.6
                                                       ---------------------    -----------------    ------------------
     Total Revenues                                                   236.6               4.2                    240.8

Expenses:

Salaries and employee benefits                                         73.0                -                      73.0
Occupancy and equipment                                                11.8              (0.4)(d)                 11.4
Servicing losses on investor-owned loans
     and foreclosure-related expenses                                  17.9                -                      17.9
Other expenses                                                         40.7              34.0 (e)                 74.7
                                                       ---------------------    -----------------    ------------------
     Total Expenses                                                   143.4              33.6                    177.0

Income before income taxes                                             93.2             (29.4)                    63.8
Income tax expense                                                     37.3               1.5 (f)                 38.8
                                                       ---------------------    -----------------    ------------------
Net Income                                             $               55.9     $       (30.9)       $            25.0
                                                       =====================    =================    ==================


                   (consolidated footnotes on following pages)

--------------------

(a) Reflects HomeSide's historical unaudited consolidated income statement for the period March 16, 1996 to February 28,1997.

(b) Reflects pro forma adjustments related to the Merger as if such acquisition occurred at the beginning of the period presented. The adjustments apply the purchase accounting adjustment required to reflect the effects of the Merger. The values of assets and liabilities have been adjusted to reflect the allocation of the purchase price. The purchase price in excess of the fair value of net assets acquired has been recorded as goodwill.

(c) Notes payable, debt issuance costs and long-term debt have been marked to market as part of the allocation of the purchase price to the value of assets and liabilities. As a result, interest expense has been adjusted by $4.2 million. This adjustment does not reflect applicable margin improvements of 2.5 basis points for the warehouse credit facility and 7.5 basis points for the servicing credit facility as a result of expected improved credit ratings due to the Merger.

(d) Changes in the depreciation expense included in occupancy and equipment expenses have been adjusted to reflect the adjusted fair value of premises and equipment as of the closing date of the Merger.

(e) Other expenses have been adjusted to reflect amortization of goodwill arising from the Merger.

(f) Adjusts the income tax expense to HomeSide's expected effective tax rate after the Merger.






                                     HomeSide Lending, Inc.
                                       Unaudited Pro Forma
                                  Consolidated Income Statement
                     For the Period from March 1, 1997 to November 30, 1997
                                      (dollars in millions)


                                                          Period from                                   Pro Forma
                                                        March 1, 1997 to           Pro Forma          March 1, 1997 to
                                                       November 30, 1997 (a)     Adjustments (b)     November 30, 1997
                                                       ---------------------    -----------------    ------------------
Revenues:

Mortgage servicing fees                                $              308.4     $          -         $           308.4
Amortization of mortgage servicing rights                            (159.3)               -                    (159.3)
                                                       ---------------------    -----------------    ------------------
     Net sericing revenue                                             149.1                -                     149.1

Interest income                                                        74.3                -                      74.3
Interest expense                                                      (61.2)              4.8 (c)                (56.4)
                                                       ---------------------    -----------------    ------------------
     Net interest revenue                                              13.1               4.8                     17.9

Net mortgage origination revenue                                       59.2                -                      59.2
Other income                                                            1.3                -                       1.3
                                                       ---------------------    -----------------    ------------------
     Total Revenues
                                                                      222.7               4.8                    227.5
Expenses:

Salaries and employee benefits                                         58.5                -                      58.5
Occupancy and equipment                                                11.9              (0.4)(d)                 11.5
Servicing losses on investor-owned loans
     and foreclosure-related expenses                                  15.7                -                      15.7
Other expenses                                                         29.1              28.0 (e)                 57.1
                                                       ---------------------    -----------------    ------------------
     Total Expenses                                                   115.2              27.6                    142.8

Income before income taxes                                            107.5             (22.8)                    84.7
Income tax expense                                                     41.9               1.7 (f)                 43.6
                                                       ---------------------    -----------------    ------------------
Net Income                                             $               65.6     $       (24.5)       $            41.1
                                                       =====================    =================    ==================


                   (consolidated footnotes on following pages)

--------------------

(a) Reflects HomeSide's historical unaudited consolidated income statement for the period March 1, 1997 to November 30, 1997.

(b) Reflects pro forma adjustments related to the Merger as if such acquisition occurred at the beginning of the period presented. The adjustments apply the purchase accounting adjustments required to reflect the effects of the Merger. The assets and liabilities have been adjusted to reflect the allocation of the purchase price. The purchase price in excess of the fair value of net assets acquired has been recorded as goodwill.

(c) Notes payable, debt issuance costs and long-term debt have been marked to market as part of the allocation of the purchase price to the value of assets and liabilities. As a result, interest expense has been adjusted by $4.8 million. This adjustment does not reflect applicable margin improvements of 2.5 basis points for the warehouse credit facility and 7.5 basis points for the servicing credit facility as a result of expected improved credit ratings due to the Merger.

(d) Changes in the depreciation expense included in occupancy and equipment expenses have been adjusted to reflect the adjusted fair value of premises and equipment as of the closing date of the Merger.

(e) Other expenses have been adjusted to reflect amortization of goodwill arising from the Merger.

(f) Adjusts the income tax expense to HomeSide's expected effective tax rate after the Merger.

Item 8.  Change in fiscal year

     On February 10, 1998, HomeSide Lending determined it will change to a fiscal year ending September 30 following the conclusion of the current fiscal year on February 10, 1998. HomeSide Lending intends to file a form 10-K for the fiscal year ended February 10, 1998 and will begin its second fiscal quarter on the new basis on February 11, 1998.





                                   Signatures


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HomeSide Lending, Inc.
                                  (Registrant)


Date:  February 25, 1998           By: /s/Kevin D. Race
       --------------------            ----------------
                                       Kevin D. Race
                                       Executive Vice President, Chief Financial
                                       and Accounting Officer